IN THE SUPERIOR COURT OF THE STATE OF ARIZONA

IN AND FOR THE COUNTY OF COCONINO

KENNETH G. REED, DAWN E. DETORO, On Behalf of Themselves and All Others Similarly Situated,

Plaintiffs,

vs.

ILX RESORTS INCORPORATED; SEDONA VACATION CLUB; PREMIER VACATION CLUB; and JOHN DOES 1 THROUGH 10,

Defendants.

	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	No. CV2003-0491 SETTLEMENT AGREEMENT (Assigned to the Honorable Danna D. Hendrix, Division One )
And Related Counterclaim.	)))

This Settlement Agreement is made and entered into, subject to Court approval, as of March 30, 2005, on behalf of the Settlement Class (as defined below), and ILX Resorts Incorporated, Sedona Vacation Club and Premiere Vacation Club

(together, “Defendants” or “ILX”), in Reed, et al., v. ILX Resorts Incorporated, et al., Case No. CV 2003 0491, pending in the Superior Court of the State of Arizona in and for the County of Coconino (“the Litigation”).

WHEREAS, Plaintiffs in the Litigation have made certain claims against Defendants based upon alleged violations of state statutory and common law, and contend that they and the members of a putative class have suffered injury as a result;

WHEREAS, Defendants deny each and every one of Plaintiffs’ allegations of unlawful or wrongful conduct and injuries;

WHEREAS, after arm’s-length negotiations between Counsel for the Settlement Class (as defined below) and for Defendants, this Settlement Agreement has been reached;

WHEREAS, Counsel for the Settlement Class have concluded, after sufficient discovery and a thorough investigation of the facts, and after carefully considering the circumstances, that it would be in the best interests of the Settlement Class to enter into this Settlement Agreement; and Counsel for the Settlement Class consider the settlement set forth below to be fair, reasonable, adequate and in the best interests of the Settlement Class, subject to Court approval;

WHEREAS, Janine L. Pollack and Lili R. Sabo of Milberg Weiss Bershad & Schulman LLP, Andrew S. Friedman and Francis J. Balint, Jr. of Bonnett, Fairbourn, Friedman & Balint, P.C., and James E. Ledbetter of The Ledbetter Law Firm, P.L.C.

are fully authorized to enter into this Settlement Agreement on behalf of the Settlement Class;

WHEREAS, William J. Maledon and Diane M. Johnsen of Osborn Maledon, PA., are fully authorized to enter into this Settlement Agreement on behalf of the Defendants;

WHEREAS, Defendants have concluded that they will enter into this Settlement Agreement in order to, among other things, avoid the further expense, inconvenience, burden, uncertainty and risk of the Litigation;

NOW, THEREFORE, it is agreed by the undersigned, subject to Court approval, on behalf of the Settlement Class and Defendants, that all Settled Claims (as defined below) of the Settlement Class against Defendants be settled and compromised, and that the Litigation be dismissed against Defendants with prejudice, without costs to any party (except as provided below), on the following terms and conditions:

I.  DEFINITIONS

For purposes of this Settlement Agreement, the following terms shall have the meanings set forth below:

A.

“Counsel for the Settlement Class” means Janine L. Pollack and Lili R. Sabo of Milberg Weiss Bershad & Schulman LLP, Andrew S. Friedman and Francis

J. Balint, Jr. of Bonnett, Fairbourn, Friedman & Balint, P.C., and James E. Ledbetter of The Ledbetter Law Firm, P.L.C.

B.

“Court” means the Superior Court of the State of Arizona in and for the County of Coconino.

C.

“Date of Final Approval” means the first date upon which all of the events listed in Section I.F. below have occurred.

D.

“Defendants” mean ILX Resorts Incorporated, Sedona Vacation Club and Premiere Vacation Club.

E.

“Effective Date of the Settlement” means 60 days after the Date of Final Approval.

F.

“Final Approval” means the occurrence of each of the following events:

1.

This settlement is approved in all respects by the Court;

2.

The Court enters an Order of Approval and Final Judgment in the form attached hereto as Appendixes C and D;

3.

The Court dismisses the Litigation with prejudice as provided in Appendix D;

4.

The time to appeal or seek permission to appeal from the Court’s Order of Approval and/or Final Judgment has expired, or, if appealed, the Order of Approval and Final Judgment have been affirmed in their entirety by the court of last resort to which such appeal has been taken and such affirmance has become no longer subject to further appeal or review.

G.

“The Litigation” shall mean the lawsuit titled Reed, et al., v. ILX Resorts Incorporated, et al., Case No. CV 2003 0491, pending in the Superior Court of the State of Arizona in and for the County of Coconino.

H.

“Notice Commencement Date” shall be the date 20 days after the Court enters an Order Granting Preliminary Approval of the Settlement Agreement, and shall be the date by which Notice, as provided for in Section II.E. below, shall be mailed to all members of the Settlement Class.

I.

“Opt-Out Date” means the postmark date by which members of the Settlement Class must mail their request to be excluded from the Settlement Class in order for that request to be effective.  “Opt-Out Date” shall be the date 45 days after the Notice Commencement Date.

J.

“Opt-Out Period” shall be the 45-day period commencing with the Notice Commencement Date.

K.

“Plaintiffs” mean Kenneth G. Reed and Dawn E. DeToro.

L.

“Settled Claims” means all claims, demands, actions, suits, and causes of action against Defendants or any of them and/or their subsidiaries, affiliates, directors, officers, employees, attorneys, insurers or agents, whether known or unknown, asserted or unasserted, that any member of the Settlement Class ever had, could have had, now has or hereafter can, shall or may have, relating in any way to any conduct, act or omission which was or could have been alleged based on the facts alleged in the Litigation and which arise from or relate to (1) the sale or offer for sale by Defendants or any of their agents, subsidiaries or affiliates of timeshare ownership interests and/or memberships in Sedona Vacation Club or Premiere Vacation Club; and/or (2) the management or administration of Sedona Vacation Club and/or Premiere Vacation Club, including but not limited to the allocation or “blocking” of rooms or room rights among owners or others, the administration and use of maintenance fees received from owners, and the rental by Defendants of rooms as hotel rooms.  “Settled Claims” also includes any and all claims by Defendants against Plaintiffs, any member of the Settlement Class and/or Plaintiffs’ Counsel related to the institution, prosecution, and settlement of the Litigation.  However, “Settled Claims” does not include any claims for personal injury, any claims relating to Defendants’ day-to-day operation of any resort property, any claims relating to Defendants’ conduct, acts or omissions that take place after [date of this Settlement Agreement], and any claims against any Class Member for unpaid maintenance fees and or amounts owing under the purchase agreement relating to his/her purchase of a PVC or SVC timeshare interest.

M.

“Settlement Class” means all persons who as of  the date of filing of the Second Amended Complaint own timeshare interest/memberships in Sedona Vacation Club or Premiere Vacation Club.  Excluded from the Settlement Class are Defendants, their officers, directors, successors, assigns and subsidiaries and affiliates.

II.  COURT APPROVAL, CLASS NOTICE AND OPT-OUT PROCEDURES

A.

Best Efforts.  Counsel for the Settlement Class and Defendants agree to recommend approval of this Settlement Agreement to the Court and to use their best efforts to obtain approval of this Settlement Agreement and to carry out the terms thereof.  Counsel for the Settlement Class and Defendants shall support the settlement contemplated by this Settlement Agreement in all statements in any forum.

B.

Certification of Settlement Class.

1.

Promptly upon execution of this Settlement Agreement, and for settlement purposes only, Counsel for the Settlement Class shall file a Second Amended Complaint which will make the definition of the class on whose behalf the suit was brought coextensive with the Settlement Class and which will contain as named plaintiffs only those identified as Plaintiffs above.

2.

For settlement purposes only, Counsel for the Settlement Class will request, as part of the Motion for Preliminary Approval and Conditional Certification of Class, that the Court make preliminary findings and enter an Order granting provisional certification of the Settlement Class subject to final findings and ratification in the Final Judgment, and appointing Plaintiffs and Counsel for the Settlement Class as representatives of the Settlement Class.

3.

Defendants do not consent to a second amendment of the complaint or certification of the Settlement Class for any purpose other than to effectuate the settlement of this action.  If this Settlement Agreement is not finally approved, the Order granting leave to amend the complaint shall be automatically vacated and the matter shall proceed as though the complaint had not been amended again, the Settlement Class had never been conditionally certified and such findings had never been made, without prejudice to the ability of any party thereafter to request or oppose class certification on any basis.

C.

Motion for Preliminary Approval of Settlement and Conditional Certification of Class.  Counsel for the Settlement Class shall submit to the Court a Motion for Preliminary Approval of Settlement Agreement and Conditional Certification of Class on behalf of the Settlement Class, together with a proposed preliminary approval order in the form appended hereto as Appendix A.  The motion shall seek approval of the form and manner of notice and opt-out procedures as set forth in Sections II.E. and II.F. below.  The motion shall also ask the Court to schedule a hearing date for final approval of this Settlement Agreement.  If such settlement is terminated or does not obtain Final Approval, then the status of class certification shall be as it existed prior to execution of this Settlement Agreement.

D.

Stay of Discovery and Other Proceedings.  The Motion for Preliminary Approval of Settlement and Conditional Certification of Class shall contain a request that the Court enter an order staying all other proceedings in the Litigation.  Counsel for the Settlement Class and Defendants shall file pleadings and otherwise take any steps necessary to effect such a stay.

E.

Notice.

1.

In the Motion for Preliminary Approval and Conditional Certification of Class Settlement (as set forth in Section II.C. above), Counsel for the Settlement Class shall apply to the Court for an order authorizing notice to the Settlement Class substantially in the form attached as Appendix B and as approved by the Court.  Such notice shall inform the Settlement Class of the conditional certification of the Settlement Class and the terms of the Settlement Agreement, advise of the right to object to the settlement, the right to request exclusion from the Settlement Class, and state the date scheduled by the Court for the hearing on final approval of the settlement.

2.

Counsel for the Settlement Class and Defendants agree that, under the circumstances, the best practical means of notice to the Settlement Class is written notice, substantially in the form of Appendix B hereto to be mailed by U.S. post to all identifiable members of the Settlement Class at his/her/their last known address.  Counsel for the Settlement Class and Defendants agree that Defendants will bear the cost of such notice.

3.

Defendants shall bear the costs of notice as provided under this Section II.E whether or not this Settlement Agreement obtains Final Approval.

F.

Opt-Out Procedures.

1.

Eligibility.  Counsel for the Settlement Class and Defendants will recommend that the Court approve an Opt-Out Date that is 45 days after the Notice Commencement Date.  Any member of the Settlement Class may request exclusion from (“opt out” of) the settlement on or before the Opt-Out date through the method described below.  Except as otherwise authorized by law, no person may opt out on behalf of any other person or persons.

2.

Method of Exercise.  Each member of the Settlement Class wishing to opt out of the Settlement Class must individually sign and submit timely written notice to a Post Office Box stated in the Notice.  This written notice must clearly manifest an intent to be excluded from the Settlement Class.  In the case of Class Members who own an ILX timeshare interest or membership jointly, in community or as tenants in common, each owner or member must sign and submit the opt-out notice.  To be effective, written notice must be postmarked on or before the Opt-Out Date.

G.

Briefs in Support of Final Approval and Entry of Final Judgment.  Pursuant to a briefing schedule to be set by the Court, Counsel for the Settlement Class and Defendants shall file briefs in support of entry by the Court of an Order of Approval and Final Judgment, substantially in the forms appended hereto as Appendix C and D.

H.

Effect of Disapproval.  If the Court for any reason (1) determines not to approve the second amendment agreed to by the parties hereto to the existing complaint; (2) determines not to approve this Settlement Agreement; (3) does not enter the Final Judgment substantially in the form described in Section II.G above and Appendix D hereto; or (4) if the Court’s approval is modified, reversed or set aside on appeal, then either Plaintiffs or Defendants may notify the other that they choose to terminate the settlement and this Settlement Agreement terminates and becomes null and void except as otherwise provided herein.

I.

Dismissal With Prejudice.  To the extent that the Court does not dismiss the Litigation with prejudice in its Order of Approval and Final Judgment, upon final approval of this settlement, Counsel for the Settlement Class and Defendants shall join in seeking dismissal with prejudice of the Litigation.

III.  RELEASE

A.

Upon Final Approval, Defendants and each member of the Settlement Class hereby expressly and irrevocably waive and fully, finally and forever settle and release all Settled Claims, as defined herein.

IV.  CONSIDERATION BY DEFENDANTS

A.

This Section describes the consideration to be provided by Defendants for the agreement by the Settlement Class to dismiss Settled Claims with prejudice and for entry of the Final Judgment as provided for in this Settlement Agreement.

B.

ILX Script.

1.

Within 20 days of the Effective Date, Defendants shall cause to be mailed by U.S. post ILX Script to each member of the Settlement Class in the following amounts:  (1) to Settlement Class members who are the owners of annual timeshare interests in Sedona Vacation Club or Premiere Vacation Club, $40 in ILX Script; (2) to Settlement Class members who are owners of biannual timeshare interests in Sedona Vacation Club or Premiere Vacation Club, $25 in ILX Script.

2.

For purposes of this Section IV.B, class members who own timeshare interests jointly, in community or as tenants in common shall be entitled to receive only a single payment of ILX script for each timeshare interest held.  (This means, for example, that two members of the Settlement Class who own a single annual timeshare interest as tenants in common are entitled together to receive $40 in ILX Script, and are not entitled to receive $40 each in ILX Script.)

3.

ILX Script to be issued for purposes of this Settlement Agreement may be used through December 31, 2009, but shall expire at midnight on that date.

4.

Each owner of an annual timeshare interest shall receive his/her ILX Script in denominations of one $20 ILX Script bill, one $10 ILX Script bill and two $5 ILX Script bills.  Each owner of a biannual timeshare interest shall receive his/her ILX Script in denominations of one $20 ILX Script bill and one $5 ILX Script bill.  ILX Script to be issued for purposes of this Settlement Agreement may be used for food and beverages at any restaurant operated by ILX Resorts Incorporated where permitted by law, for services at the Sedona Spa, and for catalog or on-line orders of Sedona Spa products.  The ILX Script to be issued for purposes of this Settlement Agreement (1) may not be used for accommodations, at gift shops or for taxes, shipping or gratuities; (2) must be used at the point of purchase; (3) may not be redeemed for cash, and (4) is not valid in conjunction with any other discount or promotional offer.  No change will be given upon use of ILX Script.   (These rules and restrictions will be stated on the face of the Script.)

C.

Modification of Plan Documents.

1.

Owner’s Understanding and Acknowledgment.  Defendants agree that from and after the Effective Date of this settlement, the “Owner’s Understanding and Acknowledgment” provided to new purchasers of ILX timeshare interests will include the language found in Appendix E hereto.  (References to numbers of units and weeks will be updated as room rights are annexed into or de-annexed from Premiere Vacation Club.  In addition, it is agreed that Defendants may from time to time alter or add to the language of the Owners’ Understanding and Acknowledgment to the extent required in order to maintain its accuracy in the face of changing conditions, facts or events.)

2.

Premiere Vacation Club Membership Plan.  Defendants agree that from and after the Effective Date of this settlement, Section 2.09 of the Premiere

Vacation Club Membership Plan will be modified substantially in the form found in Appendix F hereto.

D.

Other Matters.  Defendants agree that from and after the Effective Date of this settlement:

1.

In connection with any “owners update” conducted by Defendants, they will inquire whether there is any matter the owner would like ILX to address or whether the owner has had any difficulty in using his/her owner’s time, including any difficulty in making reservations.

2.

Defendants once a year will cause to be sent to each Sedona Vacation Club and Premiere Vacation Club owner a questionnaire and postage-paid return envelope inquiring whether there is any matter the owner would like ILX to address or whether the owner has had any difficulty in using owner’s time, including any difficulty in making reservations.  Further, Defendants' Owner Services Department will follow up by telephone with any owner who asks to be contacted in response to the questionnaire.  The questionnaire will also provide an email address to which owners may send inquiries, and Defendants' Owner Services Department will respond to such email queries by telephone, if the owner so requests.

3.

Language will be added to the annual maintenance invoice and to the cover letter accompanying the annual maintenance invoice to the effect that owners may begin making reservations as soon as their dues are paid.  In addition, to both the invoice and the cover letter will be added the sentence, “Reserve early for greatest availability.”

4.

If an owner calls to make a reservation, but the owner’s requested date is not available, Defendants will continue to offer to check other properties for the same date or another date for the property sought by the owner.  If an owner is seeking a week-long reservation and his/her choice of dates is not available at the requested property or at another property, at the owner’s request, Defendants will search for the next full week available at the requested property.  Further, if asked to do so, Defendants will search for the next available week at another requested property.

5.

In the event that an owner calls to reserve a full week using his/her timeshare rights, but no full weeks are available at the requested property, if the owner so requests and if a room is available, Defendants will make available to the owner a hotel room at a reduced nightly room charge in order to create a full week’s stay.  The discount (rate reduction) to be offered to an owner under these circumstances shall be no less than 10 percent of the published “rack” rate for the room.  The opportunity provided in this paragraph may be exercised by any particular owner only one time a year.  Further, Defendants have the right to terminate this practice if it proves to be unduly disruptive of the interests of other owners.

6.

Defendants will not exercise their right to use Copper rooms at the Inn at Los Abrigados except in the event that such rooms are available for use 10 days before the date at issue.

7.

Defendants will continue to maintain a customer service hotline and email address specifically for customer concerns (i.e., separate from reservations) to be displayed with a link on the ILX website and referenced on dues letters and other mailings.

V.  OTHER PROVISIONS

A.

No Admission.  By entering into this Settlement Agreement, Defendants do not admit any liability or wrongdoing or the truth of any of the claims or allegations in the Litigation.  To the contrary, Defendants specifically deny each and every one of the allegations of unlawful or wrongful conduct and damages in the Litigation.  It is expressly understood and agreed that this Settlement Agreement is being entered into solely for the purpose of amicably resolving Settled Claims between Defendants and the Settlement Class.  Counsel for the Settlement Class agree not to represent, publicly or otherwise, that the settlement in any way embodies, reflects, implies or can be used to infer any culpability by Defendants or any of their subsidiaries, affiliates, directors, officers, employees, attorneys, insurers or agents.

B.

Attorneys’ Fees and Costs.  In addition to the consideration recited above, Defendants agree to pay directly to Counsel for the Settlement Class such fees, costs and expenses as are awarded by the Court, up to a total of $350,000 in satisfaction of any and all claims by the Settlement Class or their counsel for attorney’s fees, costs and expenses.

C.

Binding Effect.  This Settlement Agreement shall be binding upon, and inure to the benefit of, each member of the Settlement Class, Defendants and their respective successors, assigns and subsidiaries.

D.

Choice of Law.  This Settlement Agreement shall be governed by and interpreted according to the substantive laws of the State of Arizona without regard to its choice of law or conflict of laws principles.

E.

Execution in Counterparts.  The signatories to this Settlement Agreement may execute this Settlement Agreement in counterparts, and the execution of counterparts shall have the same effect as if all signatories had signed the same instrument.  Facsimile signatures shall be considered as valid signatures as of the date thereof, but the original signature pages shall thereafter be appended to this Settlement Agreement and filed with the Court.

F.

Integrated Agreement.  This Settlement Agreement (with its appendices and expressly incorporated documents) contains the entire, complete and integrated statement of each and every term and provision agreed to by Counsel for the Settlement Class and Defendants, and is not subject to any condition not provided for herein.  This Settlement Agreement shall not be modified in any respect except by a writing executed by all signatories hereto.  In entering into this Settlement Agreement, neither Counsel for the Settlement Class nor Defendants have made or relied on any warranty or representation not specifically set forth herein.

G.

Jurisdiction.  The Court shall have exclusive jurisdiction over all provisions of this Settlement Agreement and over any and all disputes of any kind relating in any way to, or arising in any way out of, this Settlement Agreement.

H.

Notice.  Any notice, request, instruction or other document to be given by Defendants or Counsel for the Settlement Class pursuant to this Settlement Agreement, or vice versa, shall be in writing and (1) delivered personally, or (2) sent by Federal Express or by facsimile and U.S. mail.

If to Defendants:

William J. Maledon

Diane M. Johnsen

Osborn Maledon, P.A.

2121 N. Central Avenue, Suite 2100

Phoenix, Arizona  85012

If to Counsel for the Settlement Class:

Janine L. Pollack

Lili R. Sabo

Milberg Weiss Bershad & Shulman, LLP

One Pennsylvania Plaza

New York, New York  10119-0165

Andrew S. Friedman

Francis J. Balint, Jr.

Bonnett, Fairbourn, Friedman & Balint, P.C.

2901 N. Central Avenue

Phoenix, Arizona  85012

James Ledbetter

The Ledbetter Law Firm, P.L.C.

315 S. Willard Street

Cottonwood, Arizona  86326-4611

IN WITNESS THEREOF, Counsel for the Settlement Class and Defendants have duly executed this Settlement Agreement as of this ___ day of March, 2005.

Counsel for Plaintiffs and the Settlement Class:

_________________________

Andrew S. Friedman

Francis J. Balint, Jr.

Patrick Van Zanen

Bonnett, Fairbourn, Friedman & Balint, P.C.

2901 North Central Avenue, Suite 1000

Phoenix, Arizona  85012

_________________________

Janine L. Pollack

Lili R. Sabo

Milberg Weiss Bershad Hynes & Lerach LLP

One Pennsylvania Plaza

New York, New York  10119-0165

_________________________

James E. Ledbetter

Justin G. Vaughn

Vaughn Ledbetter PLLC

315 South Willard Street

Cottonwood, Arizona  86326-4611

Counsel for Defendants:

_________________________

William J. Maledon

Diane M. Johnsen

Osborn Maledon, P.A.

2929 North Central Avenue

Suite 2100

Phoenix, Arizona  85012

LIST OF APPENDICES

Appendix A

Form of Order Granting Preliminary Approval of Settlement and Conditional Certification of Class

Appendix B

Form of Notice

Appendix C

Form of Order Approving Settlement

Appendix D

Form of Final Judgment

Appendix E

Language to Be Added to “Owner’s Understanding and Acknowledgment”

Appendix F

Modification to Section 2.09 of Premiere Vacation Club Membership Plan

APPENDIX B

FORM OF NOTICE

SUPERIOR COURT FOR THE STATE OF ARIZONA

COUNTY OF COCONINO

KENNETH G. REED, DAWN E. DETORO, On Behalf of Themselves and All Others Similarly Situated,

Plaintiffs,

vs.

ILX RESORTS INCORPORATED; SEDONA VACATION CLUB; PREMIER VACATION CLUB; and JOHN DOES 1 THROUGH 10,

Defendants.

	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	No. CV2003-0491 SETTLEMENT AGREEMENT (Assigned to the Honorable Danna D. Hendrix, Division One )
And Related Counterclaim.	)))

NOTICE TO OWNERS OF TIMESHARE INTERESTS/MEMBERSHIPS IN SEDONA VACATION CLUB AND/OR PREMIERE VACATION CLUB

A Court authorized this notice.  This is not a solicitation from a lawyer.

A proposed settlement has been reached of a class action lawsuit brought by a member of Sedona  Vacation Club and a member of Premiere Vacation Club on behalf of themselves and a purported class of other individuals against ILX Resorts Incorporated, Sedona Vacation Club and Premiere Vacation Club.  This document describes the settlement and your legal rights.  The settlement applies to all who, as of March 18, 2005, own a timeshare interest/membership in Sedona Vacation Club and/or Premiere Vacation Club.  Your legal rights are affected whether you act or not.  Read this notice carefully.

Appendix B-1

1.

Why was this Notice issued?

The Court issued this notice because you have a right to know about a proposed settlement of a lawsuit that may affect you.  You are entitled to know about your options pertaining to the proposed settlement.  This Notice explains the lawsuit, the settlement and your legal rights.

2.

What is this lawsuit about?

The Defendants in the case are ILX Resorts Incorporated (called “ILX”) and two organizations affiliated with ILX:  Sedona Vacation Club (called “SVC”) and Premiere Vacation Club (called “PVC”).  Plaintiffs (the people who sued) allege that ILX, SVC and PVC wrongfully allocated (or “blocked”) rooms available for use by SVC and PVC members at Los Abrigados Resort & Spa in Sedona.  Plaintiffs allege that ILX, SVC and PVC wrongfully failed to inform timeshare owners and prospective timeshare owners of the manner by which rooms are allocated for use by owners and by others who stay at Los Abrigados Resort & Spa through an Exchange Company.  Plaintiffs also allege that ILX failed to properly apply maintenance fees collected from timeshare owners, and that ILX wrongfully profited from renting out hotel rooms at Los Abrigados Resort & Spa for its own benefit.  ILX, SVC and PVC deny the allegations and do not admit that they did anything wrong.

3.

Why is this a class action?

The court has conditionally approved this lawsuit as a class action.  In a class action, one or more persons called “Class Representatives” (in this case, Kenneth G. Reed and Dawn E. DeToro) sue on behalf of those with similar claims.  All these people together are called a “Class” or “Class Members.”  One court resolves the issues for all Class Members.

4.

What is the settlement?

The Class Representatives, ILX, SVC and PVC agreed to this settlement in order to avoid the uncertainty and cost of a trial.  The Class Representatives and the attorneys appointed by the Court to represent the Class believe that the settlement is best for all Class Members.

Under the settlement, ILX will create “ILX Script” and distribute it to class members.  Owners of annual timeshare interests in SVC or PVC will receive $40 in “ILX Script” and owners of biannual timeshare interests in SVC or PVC will receive $25 in “ILX Script.”  “ILX Script” may be used to purchase food and beverage at any restaurant operated by ILX where permitted by law, to purchase

Appendix B-2

goods or services at Sedona Spa and to purchase Sedona Spa products by catalog or online.  ILX Script must be used at point-of-purchase and is not redeemable for cash.  Change will not be given when ILX Script is used.  ILX Script may not be used in conjunction with any other discount or promotional offer.  ILX Script may be used through December 31, 2009.

Also under the settlement, ILX, SVC and PVC agree to modify Membership Plan documents to make clear that ILX, SVC and PVC have the right to set aside room rights in advance for use by ILX in its sole discretion, including use as a hotel operation, based on the number of unsold PVC memberships.  Also under the settlement, ILX, SVC and PVC agree to modify Membership Plan documents to make clear that ILX, SVC and PVC have the right to set aside room rights in advance for use by Exchange Company guests in anticipation of owners’ exercise of their opportunity to “bank” room rights through an Exchange Company.  Plan documents also will be modified to make clear that when rooms are set aside in advance in this fashion for Exchange Company use, they are not available to be reserved by owners.  Language also will be added to Membership Plan documents to make clear that although there are “Copper” units available for use at The Inn at Los Abrigados (located adjacent to Los Abrigados Resort & Spa), there are no “Copper” units available at Los Abrigados Resort & Spa.  The added language will also make clear that there are a limited number of “Copper” units at The Inn at Los Abrigados as compared to The Bell Rock Inn, the only other property in Sedona, Arizona with “Copper” units available for use.

Under the settlement, ILX has also agreed to limit its use of “Copper” units at the Inn at Los Abrigados and also has agreed to certain measures to improve its customer service with respect to owners’ reservations.  These measures include (1) having ILX make inquiries during “owner updates” regarding any difficulties the owner has had in using his/her owner’s time or in making reservations, or regarding any other matters an owner would like to address; (2) having ILX annually send questionnaires with postage-paid return envelopes to owners regarding any difficulties in using their time or making reservations or other matters an owner would like to address, providing an email address for owners to send inquiries, and having ILX’s Owner Services Department follow-up with the owner by telephone when so requested; and (3) having ILX continue to maintain a customer service hotline and email address specifically for customer concerns (i.e., separate from reservations) to be displayed with a link on the ILX website and referenced on dues letters and other mailings.

Also under the settlement, in the event that an owner calls to reserve a full week using his/her timeshare rights, but no full weeks are available at the requested property, if the owner so requests and if a room is available, Defendants will make available to the owner a hotel room at a reduced nightly room charge in order to

Appendix B-3

create a full week’s stay. (The discount to be offered to an owner under these circumstances shall be no less than 10 percent of the published “rack rate” for the room.)   The opportunity provided in this paragraph may be exercised by any particular owner only one time a year.  Further, ILX has the right to terminate this practice if it proves to be unduly disruptive of the interests of other owners.

The settlement also provides that language will be added to the annual maintenance invoice and to the cover letter accompanying the annual maintenance invoice to the effect that owners may begin making reservations as soon as their dues are paid.  In addition, to both the invoice and the cover letter will be added the sentence, “Reserve early for greatest availability.”

Also under the settlement, if an owner calls to make a reservation, but the requested date is unavailable, ILX will continue to offer to check other properties for the same date or another date for the property sought by the owner.  If an owner is seeking a week-long reservation and his/her choice of dates is not available at the requested property or at another property, at the owner’s request, ILX will search for the next full week available at the requested property.  Further, if asked to do so, ILX will search for the next available week at another requested property.

Finally, under the settlement, ILX, SVC and PVC have agreed to pay to Counsel for the Settlement Class such fees, costs and expenses as are awarded by the Court, up to a total of $350,000.

The total face value of all of the ILX Script to be distributed pursuant to this settlement, combined with the attorneys fees and costs to be paid by Defendants, exceeds $1,000,000.

5.

Who are the Class Members and what claims are they releasing under the settlement?

Each owner of a timeshare interest/membership in SVC or PVC as of March 18, 2005 is a member of the class.  ILX, SVC, PVC and their officers, directors, successors, assigns and subsidiaries and affiliates are not members of the class.

When the settlement becomes final, all members of the class except for those who “opt out” (see Question 6 below) will release ILX, SVC and PVC from liability for all Settled Claims (as defined below) associated by this lawsuit and will be bound by the release contained in the settlement agreement.  You can get a copy of the Settlement Agreement by contacting Counsel for the Settlement Class at the address provided below.

Appendix B-4

“Settled Claims” means all claims, demands, actions, suits, and causes of action against Defendants or any of them and/or their subsidiaries, affiliates, directors, officers, employees, attorneys, insurers or agents, whether known or unknown, asserted or unasserted, that any member of the Settlement Class ever had, could have had, now has or hereafter can, shall or may have, relating in any way to any conduct, act or omission which was or could have been alleged based on the facts alleged in the Litigation and which arise from or relate to (1) the sale or offer for sale by Defendants or any of their agents, subsidiaries or affiliates of timeshare ownership interests and/or memberships in Sedona Vacation Club or Premiere Vacation Club; and/or (2) the management or administration of Sedona Vacation Club and/or Premiere Vacation Club including but not limited to the allocation or “blocking” of rooms or room rights among owners or others, the administration and use of maintenance fees received from owners, and the rental by Defendants of rooms as hotel rooms.  “Settled Claims” also includes any and all claims by Defendants against Plaintiffs, any member of the Settlement Class and/or Plaintiffs’ Counsel related to the institution, prosecution, and settlement of the Litigation. “Settled Claims” does not include any claims for personal injury, any claims relating to Defendants’ day-to-day operation of any resort property, any claims relating to Defendants’ conduct, acts or omissions that take place after March 30, 2005, and any claims against any Class Member for unpaid maintenance fees or amounts owing under the purchase agreement relating to his/her purchase of a PVC timeshare interest.

6.

What if I do not want to be a party of this settlement?

If you want to keep your right to sue ILX, SVC and/or PVC over the legal issues in this case, you must take steps to get out of the settlement.  This is called asking to be excluded from – or sometimes called “opting out” of – the class.  If you ask to be excluded, you will not receive any “ILX Script” and you cannot object to the settlement.  You will not be legally bound by anything that happens in this lawsuit.  Excluding yourself is the only way to keep your right to sue ILX, SVC or PVC over the issues in the lawsuit.

In order to be excluded from the settlement, you must send a letter by mail saying that you want to be excluded from Reed v. ILX, et al., No.CV2003-0491. Be sure to include your name, address, telephone and signature.  You must mail your exclusion request so that is postmarked no later than _________ to:

Janine L. Pollack

Lili R. Sabo

Milberg Weiss Bershad & Schulman LLP

One Pennsylvania Plaza

New York, New York  10119-0165

Appendix B-5

(212) 594-5300

7.

What if I object to the settlement?

If you are a class member and do not exclude yourself from the settlement, and you object to the settlement or any part of it, you can write to let the Court know of your objection.  In your letter, you should give reasons why you think the Court should not approve the settlement.  In your letter, you must reference the Reed v. ILX, et al. (No. CV2003-0491) lawsuit, and must include your name, address, telephone number, your signature and the reasons why you object to the settlement.  The Court will consider your views.

Your objection must be postmarked no later than ____________.  Send your objection to each of the following address:

Janine L. Pollack

Lili R. Sabo

Milberg Weiss Bershad & Schulman LLP

One Pennsylvania Plaza

New York, New York  10119-0165

(212) 594-5300

William J. Maledon

Diane M. Johnsen

Osborn Maledon, P.A.

2929 N. Central Avenue, Suite 2100

Phoenix, Arizona 85012

(602) 640-9000

Hon. Danna D. Hendrix

Coconino County Superior Court

200 N. San Francisco

Flagstaff, AZ 86001

Please do not call the Court.

8.

What’s the difference between objecting and opting-out?

Objecting is simply telling the Court that you don’t like something about the settlement.  You can object only if you stay in the class.  Opting-out is telling the

Appendix B-6

Court that you don’t want to be a part of the Class.  If you ask to be excluded (opt-out), you have no basis to object because you are no longer part of the case.

9.

What will happen next?

The Court will hold a hearing to decide whether to approve the settlement.  The hearing will be at [time] on [date] in [courtroom, address].  At this hearing, the Court will consider whether the settlement is fair, reasonable and adequate.  If there are objections, the Court will hear them.  You may attend and you may ask to speak, but you don’t have to.  If you send a written objection, you don’t have to come to Court to talk about it.  As long as you send in your written objection on time, the Court will consider it.  If you want to speak at the hearing, you must ask the Court for permission by sending a letter saying that it is your “Notice of Intention to Appear in Reed v. ILX, et a.l, Index No. CV2003-0491.”  Be sure to include your name, address, telephone number and signature.  Your letter asking permission must be sent to the address[es] listed above, and must be received by [date].  You cannot speak at the hearing if you exclude yourself from (opt-out of) the settlement.

Unless there are any appeals, the settlement will become effective 60 days after the Court issues an order approving the settlement.  ILX will mail the “ILX Script” to all class members within 20 days after the settlement becomes effective.

10.

How can I get more information?

This notice summarizes the proposed settlement.  More details are in the Settlement Agreement, which you may receive by contacting Counsel for the Class.  If you have questions about the ILX Script that you will receive, you may contact ILX.  Otherwise, if you have other questions you may contact Counsel for the Class:

Janine L. Pollack

Lili R. Sabo

Milberg Weiss Bershad & Schulman LLP

One Pennsylvania Plaza

New York, New York  10119-0165

(212) 594-5300

Andrew S. Friedman

Francis J. Balint, Jr.

Bonnett, Fairbourn, Friedman & Balint, P.C.

2901 N. Central Avenue

Phoenix, Arizona 85012

Appendix B-7

(602) 274-1100

James E. Ledbetter

The Ledbetter Law Firm, P.L.C.

315 S. Willard Street

Cottonwood, Arizona 86326-4611

(928) 649-8777

Appendix B-8